                                                                    Exhibit 31.1

I, ReiJane Huai, Chief Executive Officer of FalconStor  Software,  Inc., certify that:

   1. I have reviewed this quarterly report on Form 10-Q of FalconStor Software,
      Inc.;

   2. Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the period  covered by this quarterly report;

   3. Based on my  knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present  in all  material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

   4. The  registrant's  other  certifying  officer  and I are  responsible  for establishing  and  maintaining  disclosure  controls  and  procedures  (as defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal control  over  financial  reporting  (as  defined  in  Exchange  Act Rules
      13a-15(f) and 15d-15(f)) for the registrant and we have:

         a) designed such  disclosure  controls and  procedures,  or caused such
            disclosure   controls  and  procedures  to  be  designed  under  our
            supervision,  to ensure that  material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others  within  those  entities,  particularly  during  the period in which this report is being prepared;

         b) designed such internal control over financial  reporting,  or caused such internal control over financial  reporting to be designed under our  supervision,  to provide  reasonable  assurance  regarding  the reliability of financial  reporting and the preparation of financial statements  for  external  purposes  in  accordance  with  generally accepted accounting principles;

         c) evaluated the effectiveness of the registrant's  disclosure controls and  procedures and presented in this report our  conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the  end  of the  period  covered  by  this  report  based  on  such evaluation; and

         d) disclosed  in this  report any change in the  registrant's  internal
            control  over   financial   reporting   that  occurred   during  the
            registrant's  most recent fiscal  quarter (the  registrant's  fourth fiscal  quarter in the case of an annual report) that has materially
            affected,   or  is  reasonably  likely  to  materially  affect,  the
            registrant's internal control over financial reporting; and

   5. The registrant's other certifying  officer and I have disclosed,  based on our most recent  evaluation of internal control over financial  reporting, to the  registrant's  auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         a) all significant  deficiencies and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the  registrant's  ability to record, process, summarize and report financial information; and

         b) any fraud,  whether or not  material,  that  involves  management or other  employees  who have a  significant  role in the  registrant's internal control over financial reporting.

   Date: November 7, 2007                          /s/ Reijane Huai
                                                   -----------------------------
                                                   ReiJane Huai
                                                   Chief Executive Officer
                                                   (principal executive officer)